SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 20, 1999


                          eFinancial Depot. Com, Inc.
                     (Formerly Ballynagee Acquisition Corp.)

             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                    000-26899                        33-0809711
           (Commission File Number)      (IRS Employer Identification No.)


                                1005-750 W PENDER
                              VANCOUVER, BC V6 2TB
                    (Address of principal executive offices)

                                   (Zip Code)

                                 (604) 681-6186
               Registrant's telephone number, including area code:

                        1875 CENTURY PARK EAST SUITE 150
                             CENTURY CITY, CA 90067
                                (Former Address)



This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by
e. Financial Depot.com, Inc. (formerly Ballynagee Acquisition Corp.) on October 1, 1999 solely to add the financial statements of the business acquired by Item 7(a) and the pro forma financial information required by Item 7 (b).

ITEM 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.
         The required financial statements of the business acquired are set forth below.


                                    RJI, INC.
                       (FORMERLY TALK STOCK WITH ME, INC.)
                              FINANCIAL STATEMENTS
                                 AUGUST 31, 1999

                          Index to Financial Statements

     ------------------------------------------------------------------

                                                                  Page


Report of Independent Certified Public Accountants                  1

Financial Statements

     Balance Sheet at August 31, 1999                               2

     Statements of Operations for the period
     October 1, 1998 (date of inception)
     through August 31, 1999                                        3

     Statements of Stockholders' Equity for the period
     October 1, 1998 (date of inception)
     through August 31, 1999                                        4

     Statements of Cash Flows for the period
     October 1, 1998 (date of inception)
     through August 31, 1999                                        5

     Notes to Financial Statements                                  6-7

                             STEFANOU & COMPANY, LLP
                          Certified Public Accountants

                                1360 Beverly Road
                                    Suite 305
                              McLean, VA 22101-3621
                                  703-448-9200
                               703-448-3515 (fax)
                                Philadelphia, PA
      --------------------------------------------------------------------


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors and Stockholders
RJI, Inc. (Formerly Talk Stock With Me, Inc.)
Los Angeles, California

     We have audited the accompanying balance sheet of RJI, Inc. (Formerly Talk Stock With Me, Inc.) as of August 31, 1999 and the related statements of operations, stockholders' equity, and cash flow for the period October 1, 1998 (date of inception) through August 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on the financial statements based upon our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RJI, Inc. (Formerly Talk Stock With Me, Inc) at August 31, 1999 and the results of its operations and its cash flow for the period October 1, 1998 (date of inception) through August 31, 1999 in conformity with generally accepted accounting principles.

                                             /s/ Stefanou & Company, LLP
                                             ---------------------------
                                                 Stefanou & Company, LLP


McLean, Virginia
December 1, 1999

                                    RJI, INC.
                       (FORMERLY TALK STOCK WITH ME, INC.)
                                  BALANCE SHEET
                                 AUGUST 31, 1999

                                     ASSETS

Current Assets:
         Cash and equivalents                                                                                    8,348

         Accounts receivable, net of allowance for doubtful accounts of $313,810                               150,250

         Marketable securities held by affiliates (Note D)                                                     105,234

         Marketable securities in brokerage accounts (Note D)                                                  129,285

         Accrued tax benefits (Note C)                                                                          22,834
                                                                                                          ------------
                 Total current assets                                                                     $    415,951


Property and equipment (at cost):
         Office furniture and equipment, net of accumulated depreciation of $3,520                        $     31,656
                                                                                                          ------------
                                                                                                          $    447,607
                                                                                                          ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
         Accounts payable and accrued liabilities                                                               12,853

         Unearned revenues                                                                                      30,750

         Income tax payable (Note C)                                                                           152,180

         Notes payable (Note B)                                                                                 30,614
                                                                                                          ------------
                                                                                                          $    226,397


Long-term liabilities - deferred income tax expense (Note C)                                              $      7,550

Stockholders' equity:
         Common stock, par value $.01 per share; authorized
                 100,000 shares; issued and outstanding
                 1,000 shares on August 31, 1999                                                                    10

         Additional paid-in capital                                                                                990

         Retained earnings                                                                                     241,254

         Net unrealized loss on marketable securities (Note D)                                                 (28,594)
                                                                                                          ------------
                                                                                                          $    213,660
                                                                                                          ------------

                                                                                                          $    447,607
                                                                                                          ============


                 See accompanying notes to financial statements

                                    RJI, INC.
                       (FORMERLY TALK STOCK WITH ME, INC.)
                             STATEMENT OF OPERATIONS
               FOR THE PERIOD OCTOBER 1, 1998 (DATE OF INCEPTION)
                            THROUGH AUGUST 31, 1999


Revenues:

         Fees                                                         $  890,132

Operating expenses:

         Salaries and wages                                               97,094
         Provision for uncollectible fees                                313,810
         Computer consultants                                             64,522
         General and administrative                                       42,389
                                                                         -------
                                                                         517,815
                                                                         -------

         Operating  income                                               372,317

Other income:

         Realized gain on securities sales                                28,667
                                                                         -------

         Net income before taxes                                         400,984
         Provision for income taxes (Note C)                             159,730
                                                                         -------

         Net income (loss)                                            $  241,254
                                                                      ==========


         Earnings per common share                                       241.254
         (basic and assuming dilution)

         Weighted average shares outstanding                               1,000
         basic and diluted



                 See accompanying notes to financial statements

                                    RJI, INC.
                       (FORMERLY TALK STOCK WITH ME, INC.)

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
               FOR THE PERIOD OCTOBER 1, 1998 (DATE OF INCEPTION)
                             THROUGH AUGUST 31, 1999

                                                     Common Stock            Additional       Retained      Unrealized Loss
                                                Shares        Amount      Paid in Capital     Earnings       on Securities
                                                ------        ------      ---------------     --------       -------------
Balance, October 1, 1998

         Initial investment                      1,000       $    10        $    990


         Net income                                                                           $ 241,254

         Unrealized loss on available-for
         sale securities                             -             -               -                  -          $  (28,594)
                                              ---------   ----------     -----------        -----------          -----------

Balance at August 31, 1999                       1,000       $    10        $    990          $ 241,254           $ (28,594)
                                                          ==========     ===========        ===========          ===========


                 See accompanying notes to financial statements

                                           RJI, INC.
                              (FORMERLY TALK STOCK WITH ME, INC.)
                                    STATEMENT OF CASH FLOWS
                      FOR THE PERIOD OCTOBER 1, 1998 (DATE OF INCEPTION)
                                    THROUGH AUGUST 31, 1999

Cash flows from operating activities:
              Net income from operating activities                               $ 241,254
              Adjustments to reconcile net income to net cash:
                  Depreciation                                                       3,520

                  Gain sale of securities                                          (28,667)

                  Provision for bad debts                                          313,810

                  Securities paid in lieu of cash for services received              1,125

                  Available-for-sale securities received for services rendered    (316,796)

                  Change in:  Receivables                                         (464,060)

                      Income tax payable                                           152,180

                      Deferred tax expense                                           7,550

                      Unearned revenues                                             30,750

                      Accounts payable and accrued liabilities                      12,853
                                                                                 ---------
              Net cash used in operating activities                                (46,481)




Cash flows used in investing activities:
              Capital expenditures                                                 (35,176)

              Proceeds from available-for-sale securities                           58,391
                                                                                 ---------
              Net cash provided by investing activities                             23,215


Cash flows (used) provided in financing activities:
              Proceeds from issuance of common stock                                 1,000

              Proceeds from notes payable                                           30,614
                                                                                 ---------

              Net cash provided by financing activities                             31,614
                                                                                 ---------

Net increase (decrease)                                                              8,348


Cash and cash equivalents at January 1                                                   -
                                                                                 ---------

Cash and cash equivalents at June 30                                             $   8,348
                                                                                 =========

Supplemental Disclosure of Cash Flow Information:
-------------------------------------------------
   No cash was paid for interest expense or income tax expense during the period from October 1, 1999 (date of inception) through August 31, 1999



                 See accompanying notes to financial statements

                                    RJI, INC.
                       (FORMERLY TALK STOCK WITH ME, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1999

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

RJI, Inc. (Formerly Talk Stock With Me, Inc.) (the Company) was organized October 1, 1998 under the laws of the State of Nevada.

NATURE OF OPERATIONS

The Company develops, markets, and operates an internet web site devoted to the research of U.S. and Canadian equity issues. Through Public Relations/Investor Relations Consulting Agreements the Company contracts with public companies to assist them in communicating with their investors and the public.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

CASH

For purposes of reporting cash flow, cash and cash equivalents include money market accounts and any highly liquid debt instruments purchased with a maturity of three months or less.

DEPRECIATION AND AMORTIZATION

Property and equipment is stated at cost, maintenance and repairs are charged to operations. Depreciation expense is calculated on a straight-line basis over 5 years using a half-year convention for the year of purchase. Depreciation expense was $3,520 for the period ended August 31, 1999

ADVERTISING

The Company expenses advertising costs as they are incurred. For the period ended August 31, 1999, advertising costs were $2,104.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

It is the policy of management to review the outstanding accounts receivable at year-end and establish an allowance for doubtful accounts for uncollectible amounts.

                  RJI, INC. (FORMERLY TALK STOCK WITH ME, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1999

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
             (CONTINUED)

REVENUE RECOGNITION

The Company's contracts frequently call for a lump sum at the time the contract is signed following by monthly billings for services rendered. The lump sum, which is to be paid either in cash or common stock, is non-refundable. Therefore, the cash or fair market value of the common stock is reflected in income at the time the contract is signed. The contracts call for monthly service fees to be paid at the beginning of each month with the first and last month's fees due at the time the contract is signed. The unearned portion of these fees is recorded as a liability.

MARKETABLE SECURITIES

Common stock received by the Company for services is usually freely traded stock and is recorded at its fair market value on the date the contract is signed. All of the Company's marketable securities are categorized as available-for-sale securities, as defined by the Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." None of the securities held have been included in cash equivalents.

These securities are stated at estimated fair value based upon market quotes. Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported, net of tax, as a separate component of stockholders' equity. Realized gains and losses for securities classified as available-for-sale are reported in earnings when sold based upon the adjusted cost of the specific security sold.

NOTE B - NOTE PAYABLE

The Company has an unsecured demand loan from Harvey Productions, Inc. , an entity controlled by an individual related to the Company's sole stockholder, which bears no interest. The amount of the advances due to Harvey Productions, Inc. on August 31, 1999 was $30,614.

NOTE  C- INCOME TAXES

The provision for income taxes at August 31, 1999 consists of the following:

Current:

         Federal                                                $ 118,233
         State                                                     33,947
                                                               ----------
                                                                  152,180
       Deferred tax:

         Federal                                               $    6,050
         State                                                      1,500
                                                              -----------
                                                                    7,550
                                                              -----------
        Total provision for income taxes                         $159,730
                                                               ==========

The deferred tax liability is the result of differences in depreciation for tax and financial statement presentation purposes.

The Company has deferred tax benefits of $22,834 ($18,334 federal income tax and $4,500 state income tax) related to the unrealized gain on securities available for sale.

                                    RJI, INC.
                       (FORMERLY TALK STOCK WITH ME, INC.)
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1999

NOTE D- MARKETABLE SECURITIES

The Company in exchange for services receives securities. The securities received are recorded at fair market value and are classified as available-for-sale. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes. The Company does not currently have any held-to-maturity or trading securities. None of the securities held have been included in cash equivalents.

Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported net of tax as a separate component of stockholder's equity. Realized gains and losses for securities classified as available-for-sale are reported in earnings based upon the adjusted cost of the specific security sold.

Marketable securities consisted of the following at August 31, 1999:

                                    Fair market value            Fair market value              Unrealized
                                   on the date acquired          on August 31, 1999            gain or (loss)
                                   --------------------          ------------------            --------------
Stocks held in brokerage accounts       $ 86,987                      $ 123,285                    $ 36,298

Options held                                   0                          6,000                       6,000

Stocks held by Harvey Productions, Inc.  198,960                        105,234                     (93,726)
                                         -------                        -------                     --------
                                       $ 285,744                      $ 235,541                     (51,428)
Deferred income tax benefit                                                                          22,834
                                                                                                     ------
                                                                                                   $(28,594)
                                                                                                   ========

NOTE E- SUBSEQUENT EVENT

On September 20, 1999 the Company completed a Stock Exchange Agreement with eFinancial Depot.com (formerly Ballynagee Acquisition Corp.) a newly formed non-operating Delaware corporation. Effective with the exchange, all previously outstanding common stock owned by the stockholders of RJI, Inc. (Formerly Talk Stock With Me, Inc.) were exchanged for an aggregate of 2,000,000 shares of common stock of eFinancial Depot.com (formerly Ballynagee Acquisition Corp.)

(b)      Pro Forma Financial Information.
         The required pro forma financial information is set forth below.

                                                                  eFINANCIAL DEPOT.COM, INC.
                                                        CONSOLIDATED PROFORMA UNAUDITED BALANCE SHEET
                                                                       August 31, 1999
ASSETS                                                     eFinancial       RJI, Inc. (Formerly Talk      Proforma        Proforma
                                                         Depot.Com, Inc       Stock With Me, Inc.)      Adjustments     Consolidated
                                                         --------------       --------------------      -----------     ------------
Current Assets:
         Cash and equivalents                               $       -           $     8,348                            $   8,348
         Accounts receivable, net                                   -               150,250                              150,250
         Marketable securities held by affiliates                   -               105,234                              105,234
         Marketable securities in brokerage accounts                -               129,285                              129,285
         Accrued tax benefits                                       -                22,834                               22,834
                                                           ----------           -----------                            ---------
                 Total current assets                               -               415,951                              415,951

Property and equipment (at cost):
         Office furniture and equipment, net                        -                31,656                               31,656
                                                           ----------           -----------                            ---------
                                                            $       -           $   447,607                            $ 447,607
                                                           ==========           ===========                            =========
LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                                                                               -
Current Liabilities:                                                                                                           -
                                                                                                                               -
         Accounts payable and accrued liabilities           $       -           $    12,853                            $  12,853
         Unearned revenues                                          -                30,750                               30,750
         Income tax payable                                         -               152,180                              152,180
         Notes payable                                              -                30,614                               30,614
                                                           ----------           -----------                            ---------
                                                                    -               226,397                              226,397
Long-term liabilities - deferred income tax expense                 -                 7,550                                7,550

                                                                                                                               -
Stockholders' equity:                                                                                                          -
                                                                                                                               -
         Preferred stock                                                                                   -
         Common stock                                       $     500           $        10          $  2000(1)        $   2,500
                                                                                                         (10)(1)
         Additional paid-in capital                             1,410                   990             (990)(1)         241,664
                                                                                                     240,254(1)
         Retained earnings                                     (1,910)              241,254          241,254(1)                -
         Net unrealized loss on marketable securities               -               (28,594)               -             (28,594)
                                                           ----------           -----------                            ---------
                                                                    -               213,660                -             213,660
                                                           ----------           -----------                            ---------
                                                            $       -           $   447,607            $   -           $ 447,607
                                                           ==========           ===========          ========          =========
------------------------------------------------------------------------------------------------------------------------------------

                                                   eFINANCIAL DEPOT.COM, INC.
                                    CONSOLIDATED PROFORMA UNAUDITED STATEMENT OF OPERATIONS
                                                        AUGUST 31, 1999
                                                     eFinancial         RJI, Inc.(Formerly Talk     Proforma       Proforma
                                                  Depot.Com, Inc.         Stock With Me, Inc.)     Adjustments   Consolidated
                                                  ---------------         --------------------     -----------   ------------
Revenues:

         Fees                                        $      -               $   890,132                          $ 890,132

Operating expenses:

         Salaries and wages                                                      97,094                             97,094
         Provision for uncollectible fees                                       313,810                            313,810
         Computer consultants                                                    64,522                             64,522
         General and administrative                                              42,389                             42,389
                                                                             -----------                        ----------
                                                                                517,815                            517,815
                                                                             -----------                         ---------

         Operating profit                                                       372,317                            372,317

Other income:

         Realized gain on securities sales                                       28,667                             28,667
                                                                             -----------                         ---------

         Net income before taxes                                                400,984                            400,984

         Provision for income taxes                                             159,730                            159,730
                                                                            ------------                         ---------

         Net income (loss)                          $      -               $    241,254                          $ 241,254
                                                    =========               ============                         =========

         Earnings per common share                                              241.254                              0.097
                                                            -
         (basic and assuming dilution)

         Weighted average shares outstanding          500,000                     1,000                         2,500,000
         basic and diluted
---------------------------------------------------------------------------------------------------------------------------

                           eFINANCIAL DEPOT. COM, INC.
           NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS
                                 AUGUST 31, 1999


The Pro Forma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of e. Financial Depot.com, Inc. (formerly Ballynagee Acquisition Corp.) ("Company") and RJI Ventures, Inc. (formerly RJI, Inc. (Formerly Talk Stock With Me, Inc.) ("RJI") as if the acquisition had occurred on October 1, 1998.

On September 20, 1999 RJI Ventures, Inc., formerly RJI, Inc. (Formerly Talk Stock With Me, Inc.)("RJI") a Nevada Corporation completed a Stock Exchange Agreement with the Company in a transaction accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired from the Company was $ 0. From the Company's inception in April, 1997, until the date of the exchange, the Company was an inactive corporation with no assets and liabilities. Subsequent to the exchange, the resulted merged corporation was re-named e-Financial Depot.Com, Inc.("e-Financial or the "Company").

Effective with the exchange, all previously outstanding common stock, preferred stock, options and warrants owned by RJI stockholders were exchanged for an aggregate of 2,000,000 shares of the Company's common stock. The value of the stock that was issued was the historical cost of RJI's net tangible assets, which did not differ materially from their fair value.

The following is a description of the pro forma adjustments that have been made to the financial statements.

(1) To record the acquisition of RJI for stock. The significant components of this transaction are:

            Stock issued                       $ 242,254
            Total consideration paid           $ 242,254

--------------------------------------------------------------------------------

         (c)  Exhibits

                  None.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 6, 1999                      eFINANCIAL DEPOT.COM, INC.



                                           By:  /s/ John Huguet
                                              -----------------
                                           John Huguet
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------